UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008
______________________________

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 W. Sam Houston Pkwy S., Suite 1700 Houston, Texas	77042 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 267-7600

Former Name or Former Address, if Changed Since Last Report:  NONE

______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition.

On May 21, 2008, Bristow Group Inc. (the “Company”) issued a press release which summarized its financial results for the three-month period and fiscal year ended March 31, 2008 (the “Financial Results”).  This press release was issued in anticipation of a conference call and Q&A session starting at 10:00 a.m. EDT (9:00 CDT) on Thursday, May 22, 2008, to review the Financial Results. A copy of the press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated May 21, 2008

Limitation on Incorporation by Reference.

Information on Bristow’s website is not incorporated by reference in this Form 8-K.  In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Form 8-K and the attached exhibits shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 or the Exchange Act unless Bristow expressly states that such information is to be considered “filed” under the Exchange Act or incorporates it by specific reference in such a filing.  The information set forth in Item 2.02 and the related exhibit furnished in Item 9.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.
Date: May 21, 2008	By:	/s/ Randall A. Stafford
Randall A. Stafford
Vice President and General Counsel, Corporate Secretary